UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07692

Legg Mason Investors Trust, Inc.

Name of Registrant:

100 International Drive, Baltimore, MD 21202

Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year-end: March 31

Date of reporting period: September 30, 2009

Item 1.	Report to Shareholders.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason

Investors Trust, Inc.

Investment Commentary and

Semi-Annual Report to Shareholders

September 30, 2009

Legg Mason Capital Management American Leading Companies Trust

Legg Mason U.S. Small-Capitalization Value Trust

Contents

Funds’ Objectives

Legg Mason Capital Management American Leading Companies Trust seeks long-term capital appreciation and current income consistent with prudent investment risk.

Legg Mason U.S. Small-Capitalization Value Trust seeks long-term capital appreciation.

Fund Name Change

Prior to October 5, 2009, Legg Mason Capital Management American Leading Companies Trust was known as Legg Mason American Leading Companies Trust. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

ii	Investment Commentary

Legg Mason Capital Management American Leading Companies Trust

Market Commentary

It has been six months since our last letter to shareholders. And what a six months it was! As illustrated in the table below, every major U.S. market index was up at least 30% for the six months ended September 30, 2009, save for the Dow Jones Industrial Average (“DJIA”)A, which only missed by a fraction, gaining 29.68%. The Fund produced strong returns during the period, outperforming the S&P 500 IndexB (the “Index”). For a more complete discussion of Fund performance, please refer to the Investment Results section that follows.

	Total ReturnsC
	Three Months Ended 9/30/09	Three Months Ended 6/30/09	Six Months Ended 9/30/09
S&P 500 Index	15.61%	15.93%	34.02%
DJIA	15.82%	11.96%	29.68%
NASDAQ Composite IndexD	15.91%	20.34%	39.48%
S&P MidCap 400 IndexE	19.98%	18.75%	42.47%
Russell 2000 IndexF	19.28%	20.69%	43.95%
Dow Jones U.S. Total Stock Market IndexG	16.32%	16.79%	35.85%
S&P 100 IndexH	14.33%	14.59%	31.02%
Russell 1000 Growth IndexI	13.97%	16.32%	32.57%
Russell 1000 Value IndexJ	18.24%	16.70%	37.99%

All ten industry sectors of the Index participated in the rally, but five were materially stronger than average, while the other five were materially weaker. Leading on the upside were the Financials (+70.29%), followed by the Industrials (+45.03%), Materials (+41.27%), Consumer Discretionary (+40.94%) and Information Technology (“IT”) (+40.05%) stocks. The traditionally more defensive sectors of the market, such as Telecommunication Services (+9.17%), Utilities (+16.95%), Health Care (+19.26%), Energy (+21.91%) and Consumer Staples (+22.29%), lagged the market. Unlike 2008, the six months ended September 30, 2009 was a period during which it paid to be positioned aggressively.

Strong stock market returns during the last six months were not confined to the U.S. alone. In fact, of the nine major foreign developed and emerging market indices listed on the following page, eight posted better returns in dollar terms than the Index, with the exception being China’s Shanghai Stock Exchange Composite IndexK (“Shanghai SE Composite Index”), which was up only 18.94% for the period. We think China’s underperformance in the last six months is likely a rest period following a very strong first calendar quarter of 2009, when the Shanghai SE Composite Index was up over 30%, while the U.S. and most other foreign markets were down sharply.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	iii

For the nine-months ended September 30th, the Shanghai SE Composite Index is the fourth best performing foreign market we follow closely, up 54.84%.

	Total ReturnsL (in U.S. dollars)
	Three Months Ended 9/30/09	Three Months Ended 6/30/09	Six Months Ended 9/30/09
FTSE 100 IndexM (UK)	18.69%	26.48%	50.12%
DAX IndexN (Germany)	23.01%	25.03%	53.79%
CAC 40 IndexO (France)	26.28%	22.96%	55.28%
MICEX IndexP (Russia)	27.92%	39.24%	78.11%
NIKKEI 225 IndexQ (Japan)	9.86%	26.71%	39.21%
Hang Seng IndexR (Hong Kong)	14.78%	37.68%	58.02%
Kospi IndexS (South Korea)	30.27%	23.85%	61.34%
Shanghai Stock Exchange Composite Index (China)	–5.69%	26.11%	18.94%
BSE Sensex 30 IndexT (India)	18.33%	58.65%	87.73%

With the U.S. equity market having shown such remarkable resilience, it is logical to wonder who has been stepping in to stem market declines. This is a difficult question to answer, but one thing is crystal clear from the data we’ve seen: it hasn’t been the general public. The public’s main contribution to the advance is that they’ve stopped selling stocks, but their activity on the buy-side has been anemic given that the Index is up nearly 20% calendar year-to-date through September, and over 58% from its March low. Despite the powerful move off the bottom, investors are still sitting on $3.5 trillion in money market funds, assets which are yielding them a return somewhere in the range of five to ten basis pointsU (“bps”), annualized. The decline in money fund assets from the $3.9 trillion peak in January 2009 has been largely directed to bonds and bond mutual funds. Bond funds have attracted net deposits of $209.1 billion year-to-date through August, according to Morningstar, and $249.8 billion through September 16th, according to Leuthold Group. In comparison, investors have purchased only $6 billion of U.S. equity funds through mid-September, according to Morningstar. Admittedly, this is a big turnaround from the $173.9 billion that investors pulled out of stock funds in 2008, but the comparatively modest sum speaks to the continuing skepticism with which the general public views stocks.

Investors’ reticence to embrace the stock market’s advance is reflected in the behavior of 401K participants as well. According to Lincolnshire, Illinois-based, Hewitt Associates, despite the spirited advance, investors have not shifted back into equities in a meaningful way thus far this year. The reason, says Pamela Hess, director of retirement research at Hewitt, is that people are still too traumatized by last year’s losses to summon the courage to increase their exposure to equities.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv	Investment Commentary

So, if it’s not mutual fund investors and not 401K participants, who is stepping in to buy when the market sells off? Our candidate is the under-invested professional money manager. Obviously, any manager who is fully invested can’t be a net buyer of stocks in a decline because they have to sell something to buy something else. Only managers with cash reserves can be net buyers. What is their mindset right now? Praying for a correction would be our guess. All last year, cash reserves were a boon to performance. Ten percent cash boosted a manager’s relative performance nearly 400 bps versus the Index return of –37% for calendar year 2008, assuming the rest of the portfolio tracked the Index. If ten percent felt good, twenty percent probably felt better. Since March, however, cash reserves have gone from being a blessing to being an albatross. Any equity manager with 20% cash in March who still has it today has lost over a thousand bps of relative performance since then, again assuming the rest of the portfolio tracked the Index over that time frame.

We would imagine that the performance pressure on equity managers with “too much” cash is probably getting excruciating. The anecdotal evidence is that there are a good number of managers in this position. Veteran market technician, John Mendelson, now hanging his hat at Potomac Research Group, has reported on several occasions that a frequent comment from managers he sees on client visits is something to the effect that: “I have too much cash. When do you think we’ll see a meaningful correction, so I can put the money to work?” When the market pulls back, we suspect that under-invested managers are putting money to work. That suspicion is borne out by data from the Investment Company Institute which indicates that the composite cash-to-asset ratioV of stock mutual funds has dropped from 5.51% in February to a most recent reading of 3.96%.

Another phenomenon that Mendelson has observed, which probably helps explain the shallowness of corrections so far in the market advance since March, is the speed with which investors become bearish on any pullback. Mendelson has long measured investor sentiment by watching what investors do, rather than what they say. One indicator he monitors closely is the CBOE put/call data. In the dark days of March 2009, a period of deep investor pessimism that Mendelson called “one of the blackest ever,” the five-day average CBOE put/call ratio reached a high of 99.3 on March 5th. The Index bottomed two days later and rallied 40% into mid-June, whereupon a month-long –7.1% correction ensued. By July 10th, at what proved to be the end of the correction, the put/call ratio reached 101.3, exceeding the March low and suggesting that investors were even more bearish than they had been in March. On August 17th, after a two-day correction of –3.3%, the put/call ratio hit 99.4, again exceeding the March low. In early September and again in late September, the five-day average put/call ratio spiked over 90, hitting 93.3 on September 1st, and 98.5 on September 24th. Fascinatingly, on September 28th, a day when the Index rallied 1.8%, the put/call ratio hit 100.3, indicating heavy put buying into a strong rally.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	v

We have cited Mendelson’s work on the put/call ratio in such detail because we think it illustrates very dramatically how quickly and easily spooked investors are by any hint of a downturn. The Index has rallied over 380 bps (+58.25%) from its March low and investors are still incredibly jumpy. What this means is that at the first hint of trouble, investors are taking aggressive action to protect themselves on the downside, which, ironically, has the effect of mitigating the decline. As long as investors continue to react this way, corrections will likely continue to be moderate. When all the under-invested money managers get fully invested, and when investors stop fearing the downside, then we need to watch out.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi	Investment Commentary

Investment Results

Total returns for the Fund for various periods ended September 30, 2009 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	Six Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	21.70%	50.96%	N/A	N/A	N/A	35.92%
Class C*	21.41%	50.37%	–9.62%	–4.03%	–0.88%	4.53%
Class I*	21.68%	51.07%	–8.84%	–3.08%	N/A	–1.03%
S&P 500 Index	15.61%	34.02%	–6.91%	1.01%	–0.15%	7.28%
Lipper Large-Cap Value Funds Category AverageW	16.26%	35.47%	–7.92%	0.65%	2.04%	7.00%
With Sales Charges
Class A	14.71%	42.33%	N/A	N/A	N/A	28.07%
Class C*	20.41%	49.37%	–10.52%	–4.03%	–0.88%	4.53%
Class I*	21.68%	51.07%	–8.84%	–3.08%	N/A	–1.03%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Classes A, C and I are February 3, 2009, September 1, 1993 and June 14, 2001, respectively. The Index return is for the period beginning September 1, 1993. The Lipper return is for the period beginning August 31, 1993. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for Classes A, C and I were 1.34%, 1.89% and 0.87%, respectively, as indicated in the Fund’s most current prospectus dated

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	vii

August 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees and other expenses. As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class I shares. These expense limitations may be reduced or terminated at any time.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase. Prior to October 5, 2009, Class I was known as the Institutional Class.

The Fund produced strong results for the three- and six-month periods ended September 30, 2009, outperforming the S&P 500 Index, the Fund’s unmanaged benchmark, and its Lipper peer group by a comfortable margin over both timeframes. The results are a welcome change from the poor results produced in calendar 2008 and for the first three months of calendar 2009. Much work remains to be done to repair the long-term record.

For the six-month period ended September 30, 2009, the best performing stocks in the portfolio included Hartford Financial Services Group Inc., CBS Corp., Capital One Financial Corp., Prudential Financial Inc., The AES Corp., Aflac Inc., United States Steel Corp., Wells Fargo & Co., UAL Corp. and Alcoa Inc. Laggards included Exxon Mobil Corp., AT&T Inc., Sprint Nextel Corp., Altria Group Inc., Lockheed Martin Corp., PepsiCo Inc., Aetna Inc., Amgen Inc., Kraft Foods Inc. and Costco Wholesale Corp.

On a performance contribution basis, which takes into account both price performance and portfolio weighting, the biggest contributors to six-month performance were Capital One Financial Corp., JP Morgan Chase and Co., eBay Inc., Hartford Financial Services Group, UAL Corp., Prudential Financial Inc., The Goldman Sachs Group Inc., Hewlett-Packard Co., Texas Instruments Inc. and Microsoft Corp. Though none actually declined in price during the six-month period, the biggest detractors from performance by virtue of appreciating less than the market were Exxon Mobil Corp., PepsiCo Inc., Aetna Inc., The Procter & Gamble Co., Altria Group Inc., Pfizer Inc. and AT&T Inc. On a sector basis, the largest contribution to performance came from the portfolio’s overweighting in Financials, with strong contributions from Energy, Industrials and Consumer Discretionary stocks as well. Health Care, Telecommunication Services and Consumer Staples were lagging sectors in the portfolio, but we mitigated the negative effects by being underweight these groups relative to the benchmark.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii	Investment Commentary

Portfolio turnover for the six-month period dropped somewhat from late last year but was still a bit elevated relative to historic norms as we continued to reposition the portfolio for an expected economic recovery. During the period, we modestly reduced our exposure to Energy by selling Devon Energy Corp., ConocoPhillips and Anadarko Petroleum Corp., while purchasing a new position in Chesapeake Energy Corp., a U.S.-based independent oil and gas producer with major exposure to shale. We are now slightly underweight our benchmark in Energy, a position which balances the near-term risks of weak end demand against what we see as the high probability of rising oil and gas prices in the long-term.

In the Health Care area, we reduced our exposure to managed care by selling a long-time holding, Health Net Inc., and redirected the proceeds into Stryker Corp., a major manufacturer of orthopedic products including hip, knee, trauma, spinal and craniomaxillofacial implants. Stryker has an outstanding long-term record of product innovation, is currently debt-free and has consistently earned very high returns on capital. In IT, we sold electronic manufacturing services supplier, Jabil Circuit Inc., and started a new position in QUALCOMM Inc., a world leader in the development and marketing of CDMA-based integrated circuits for the telecommunications industry.

Other purchase activity during the period included new positions in defense and aerospace titan, The Boeing Co.; supermarket giant, Safeway Inc.; and banking behemoth, Bank of America Corp. Investor concern over multiple delays in the delivery of Boeing’s new 787 airliner provided an attractive entry point, in our view, as we believe this aircraft will ultimately provide decades of profit for the company. We bought Safeway to beef up our holdings in Consumer Staples. We believe the stock offers a very attractive combination of relatively limited downside risk and above average appreciation potential. Our repurchase of Bank of America was an admission that we made a mistake selling the stock in February. Having recognized our error, we felt the best course of action was to buy it back.

We continue to believe that the Fund is positioned for much improved results going forward and that the portfolio offers an attractive combination of good growth prospects and attractive valuation. According to data from Mellon Analytical Solutions, the Fund’s portfolio trades at a forward twelve-month price-to-earnings (“P/E”) ratioX of 13.9 as of September 30, 2009, compared to the Index’s P/E ratio of 16.0, despite having a comparable return on equity and, in our opinion, slightly better long-term growth prospects. We believe the portfolio continues to be positioned for a recovery with large overweights in IT, Financials and Industrials stocks. In an attempt to reduce the downside volatility of the portfolio, we have recently begun to reduce the portfolio’s betaY somewhat, but we still believe that a relatively aggressive posture is warranted.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	ix

Outlook

We continue to be bullish on the outlook for U.S. equities over the next twelve to eighteen months, believing that the Index has the potential to reach the 1250 to 1350 range by the end of 2010. We also continue to believe that an intermediate market correction is increasingly likely. Our guess, and it’s obviously only a guess, is that a correction, when it comes, will likely be contained to the –5% to –10% level, implying risk in the Index down to the 975 to 1025 level. At worst, we think the Index could drop back to the low 900s before stabilizing. We believe the proper mindset for investors will be to remain constructive through any correction because the risk/reward ratio becomes increasingly favorable as the market declines.

Our bullish outlook over the next twelve to eighteen months is based on the following reasoning: credit markets continue to normalize with credit spreads back to levels that prevailed prior to the bankruptcy of Lehman Brothers; every meaningful leading economic indicator is pointing to recovery; the recession appears to be ending or over; real gross domestic product (“GDP”)Z growth should be meaningfully positive (3% or more) in the third quarter; corporate profits are poised to snap back sharply and appear to be continuing to surprise on the upside; inflation remains well contained; and the Federal Reserve Board (“Fed”)AA will likely not begin tightening until the latter half of 2010. In short, all of the pieces necessary for a constructive backdrop for equities are falling into place.

Our bullishness over the next year or so is based principally upon our belief that the market will return to more normal valuation levels as the economy and corporate profitability recover from the severe economic downturn that we believe is bottoming out. Despite our optimism with respect to the next year or two, on a longer-term basis, we believe the challenges of funding the health care and retirement needs of the baby boom generation within the context of a generally deleveraging economy may create strong enough secular headwinds that the major market indices do not reach new all-time highs before the next bear market sets in. If true, the current bull will have proven to be cyclical, rather than secular, in nature.

Probably the most significant, and least avoidable, headwind we see is the “global aging” wave that will transform the demographic structure of the developed world’s population over the next several decades as a result of falling fertility rates and rising longevity worldwide. Throughout most of history, the elderly (aged 65 and over) comprised a relatively small percentage of the population — never more than three or four percent in any country until very recently. In the developed world today, they comprise sixteen percent of the population, according to data from a recently (2008) published book entitled The Graying of the Great Powers by Richard Jackson and Neil Howe. By 2030, according to Jackson and Howe, the elderly will comprise twenty-three percent of the developed world’s population, rising to twenty-six percent by 2050.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

x	Investment Commentary

The age wave will hit all developed economies hard, but some harder than others. Because of its higher expected fertility rate (2.0%) and more liberal immigration policies, the U.S.’s total population is expected to continue to grow 40% by 2050, while the population of Western Europe is expected to stagnate at current levels, and the population of Japan is expected to fall by more than 20%. Jackson and Howe project that the U.S.’s relatively better population growth outlook will lead to faster real GDP growth rates than Europe or Japan, as well. They forecast baseline real GDP growth of a little over 2% between now and 2050 in the U.S., while they expect the growth rates in Western Europe and Japan over the same time period to average about 1.1% and 0.7%, respectively. As good as it is expected to be in a relative sense, the forecasted real GDP growth rate of 2% is still more than a full percentage point lower than the U.S.’s post-WWII average growth rate of more than 3%.

In addition to its implications for likely future GDP growth rates, the age wave has major implications for the projected costs of two of the “Big Three” entitlement programs — Social Security and Medicare. Jackson and Howe project that the cost of government Medicare and Social Security benefits (what they call the “current deal”) will rise from 9.3% of GDP in 2005 to 17.9% in 2030 and 21.4% in 2050. These increases will obviously put considerable strain on U.S. government finances and make running anything even close to a balanced federal budget a real challenge.

As always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

Chairman, Investment Policy Committee

Legg Mason Capital Management

October 21, 2009

All investments are subject to risk including possible loss of principal. Past performance is no guarantee of future results.

Portfolio holdings and breakdowns are as of September 30, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Hewlett-Packard Co. (3.6%), eBay Inc. (3.4%), Microsoft Corp. (3.4%), UAL Corp. (3.2%), JP Morgan Chase and Co. (3.2%), International Business Machines Corp. (3.0%), UnitedHealth Group Inc. (3.0%), Nokia Oyj — ADR (2.9%), Texas Instruments Inc. (2.7%) and The Goldman Sachs Group Inc. (2.6%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	xi

which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Information Technology (24.9%), Financials (20.3%), Industrials (14.0%), Health Care (11.4%) and Energy (8.8%). The Fund’s portfolio composition is subject to change at any time.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Investors Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationales for the portfolio manager’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

B	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

C	Source: Wilshire, Russell®, NASDAQ® via Bloomberg, S&P via Bloomberg.

D	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

E	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

F

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xii	Investment Commentary

G	The Dow Jones U.S. Total Stock Market Index measures the performance of all U.S. equity securities with readily available prices.

H	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

I

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

J	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

K	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

L	Source: Bloomberg.

M

The FTSE 100 Index comprises the 100 most highly capitalized blue-chip companies, representing approximately 81% of the UK market. It is used extensively as a basis for investment products, such as derivatives and exchange-traded funds.

N

The DAX Index is a total return index of thirty selected German blue-chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation. The Index has a base value of 1,000 as of December 31, 1987. As of June 18, 1999 only XETRA equity prices are used to calculate all DAX indices.

O

The CAC 40 Index is a narrow-based, modified capitalization-weighted index of forty companies listed on the Paris Bourse. The Index was developed with a base level of 1,000 as of December 31, 1987. As of December 1, 2003, the Index has become a free float weighted index.

P	The MICEX Index is the real-time cap-weighted Russian composite index. It comprises thirty most liquid stocks of Russia’s largest and most developed companies from ten main economy sectors.

Q	The NIKKEI 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

R

The Hang Seng Index is a free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong. The components of the Index are divided into four sub-indices: Commerce and Industry, Finance, Utilities and Properties.

S	The Kospi Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges.

T

The Bombay Stock Exchange Sensitive Index (Sensex) is a cap-weighted index. The selection of the index members has been made on the basis of liquidity, depth, and floating-stock-adjustment depth and industry representation. Sensex has a base date and value of 100 in 1978-1979. The Index uses free float.

U	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

V	The cash-to-asset ratio is the current value of marketable securities and cash divided by the company’s current liabilities.

W

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

X	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

Y

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Z	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

AA

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	xiii

Legg Mason U.S. Small–Capitalization Value Trust

Total returns for the Fund for various periods ended September 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	39.85%	N/A	N/A	N/A	29.31%
Class C*	39.38%	–14.95%	–2.62%	4.75%	2.59%
Institutional Class	40.03%	–14.23%	–1.64%	5.80%	3.70%
Russell 2000 IndexA	43.95%	–9.55%	2.41%	4.88%	4.33%
Lipper Small-Cap Value Funds Category AverageB	49.80%	–6.28%	2.31%	8.13%	6.03%
With Sales Charges
Class A	31.74%	N/A	N/A	N/A	21.96%
Class C*	38.38%	–15.80%	–2.62%	4.75%	2.59%
Institutional Class	40.03%	–14.23%	–1.64%	5.80%	3.70%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C and Institutional Classes are February 3, 2009, June 15, 1998 and June 19, 1998, respectively. The Index return is for the period beginning June 15, 1998. The Lipper return is for the period beginning June 30, 1998. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C and Institutional Classes were 1.80%, 2.30% and 1.29%, respectively, as indicated in the Fund’s most current prospectus dated August 1, 2009. These expenses include management fees,

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xiv	Investment Commentary

12b-1 distribution and/or service fees and other expenses. As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% per Class C shares and 1.00% for Institutional Class shares. These expense limitations may be reduced or terminated at any time.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

For the six months ended September 30, 2009, Class C shares of Legg Mason U.S. Small-Capitalization Value Trust, excluding sales charges, returned 39.38%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 43.95% for the same period. The Lipper Small-Cap Value Funds Category Average returned 49.80% over the same time frame.

Market Commentary

U.S. equity markets continued their strong rebound off the bottoms touched in early March and posted impressive gains for the third quarter of 2009. The gains came from tentative signs of economic recovery and a clear consensus that the downturn would not reach investors’ worst fears. There were signs that the housing market may be bottoming as consumers attempted to take advantage of the $8,000 tax credit for purchases. Retail sales came in stronger than expected on robust back-to-school sales and Federal Reserve Board (“Fed”)C Chairman Ben Bernanke signaled that the recession could be over. All the positive news led to strong returns in the equity markets. The U.S. government has extended a tremendous effort to support the economy, including continuing to keep short-term interest rates at or near zero percent. This has led to concern that the Fed may be too slow to react to inflationary pressures when the economy turns around, thus causing the rebound to stall. Fears that the economic recovery would be a jobless one caused the markets to pause slightly in September as unemployment continued to rise, reaching 9.8%.

While small-caps lagged the overall market as equities fell early in the year, they have rebounded since March 9th and are now ahead of the large-caps calendar year-to-date. For the year, mid-cap stocks are by far the best performing group, having held up well early in 2009 and also having rallied along with other stocks in recent months. Value stocks lagged growth stocks thus far in 2009 across the capitalization spectrum although they were stronger during the third quarter. The best performing stocks in all capitalization ranges during the last six months were the stocks that fell the most

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	xv

during the market decline in 2008 and early 2009, as well as the stocks with the weakest fundamentals. Of course, these two groups have considerable overlap. Many companies with significant competitive or financial challenges, whose survival was most threatened by the recession, experienced powerful rallies since March 9th. With investors discarding their depression concerns, the cyclical sectors were the better performers, including Auto Parts, Retailing, Apparel, Commodities and Materials, Industrial Manufacturing and Technology. The more defensive sectors, not surprisingly, trailed in the up market, with Utilities, Health Care and Food and Beverage stocks producing smaller gains.

The Fund lagged its benchmark for the six months ended September 30, 2009. One of the main factors contributing to our underperformance has been our avoidance of stocks with severe fundamental challenges as well as those with the worst recent stock performance. These stocks had the biggest returns over the past six months and our underweight in this group of stocks was the largest detractor from relative performance over the period. This low-quality rally hurt in certain sectors as well, especially Consumer Discretionary. Our below benchmark weighting in distressed Auto Parts and Apparel stocks hurt performance as these groups had strong rebounds in the third quarter. Finally, within the Financials sector, our overweight position in insurance companies hurt relative performance as these stocks lagged the overall market. On the positive side, the combination of our underweight position as well as the outperformance of our names in the more defensive sectors helped relative performance. Our below benchmark weighting in the Consumer Staples and Utilities sectors helped as these stocks failed to keep pace with the market rally. Within the Industrials sector, our overweight position in Manufacturing and Trucking stocks also helped performance as economic prospects improved from their deeply negative levels.

During the six-month period, we increased our exposure to the Utilities and Consumer Discretionary sectors, with purchases most notably in Consumer Durable and Retailing positions. Over this time period, we reduced our Financials and Industrials weights as well, selling bank holdings and building product companies. We continued to be overweight in Industrials and Insurance stocks and have a below benchmark weighting in Materials, Oil Services and Utilities. Overall, our sector weights have not changed dramatically in 2009.

With the current sector weightings, the portfolio appears to provide a relatively balanced stand between benefiting from improved economic conditions and offering defensive protection if the economy and the market again worsen. Our underweight positions in Utilities and Health Care along with our overweights in Retailers, Industrials and Technology tend to be pro-cyclical, while the below benchmark weighting in Materials provides a defensive leaning. Over the last six months, the impact of these weightings was overshadowed by our disciplined avoidance of stocks with the worst recent stock returns and with severely challenged fundamentals. These

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

xvi	Investment Commentary

lower-quality stocks have dominated market gains since March 9th, and our underweighting among this group was a strong contributor to the portfolio’s lagging return.

Outlook

A great deal of uncertainty remains for the economy and the stock market. While most investors feel certain that the worst case scenarios envisioned last year are now unlikely, the path and speed of economy recovery are very much in doubt. In addition, a lively debate remains as to how vigorous a recovery is already reflected in the stock market’s strong rebound. Regardless of the economic recovery’s pace or the stock market’s direction, we believe the powerful rally in the lower-quality stocks may have run its course. Such a rally sometimes follows sharp market declines such as the one experienced in 2008 and early 2009. Of course, the recent decline was greater than most and the subsequent rally among the lower-quality stocks was also greater than typical. However, the rally by these stocks tends to be of limited duration as investors recognize the fundamental hurdles that remain for these companies despite an improving economy. We remain committed to maintaining the quality characteristics in the portfolio and we believe we are well positioned for strong returns when the low-quality rally reaches its inevitable end. We thank you for your support.

Henry F. Otto

Steven M. Tonkovich

October 16, 2009

All investments are subject to risk, including possible loss of principal. Past performance is no guarantee of future results.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2009 were: Financials (24.4%), Industrials (20.0%), Consumer Discretionary (16.2%), Information Technology (12.8%) and Energy (5.9%). The Fund’s portfolio composition is subject to change at any time.

Investment risks: A fund that invests in small companies may involve higher risk than a fund that invests in larger, more established companies. Small companies may have limited product lines, markets or financial resources.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	xvii

Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in large-cap companies or other asset classes.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

A

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Small-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Semi-Annual Report to Shareholders	1

To Our Shareholders

We are pleased to provide you with Legg Mason Investors Trust, Inc.’s semi-annual report for Legg Mason Capital Management American Leading Companies Trust and Legg Mason U.S. Small-Capitalization Value Trust for the six months ended September 30, 2009.

Total returns, excluding sales charges, for the six-month period ended September 30, 2009 were:

Total Returns (unaudited) Six Months
Legg Mason Capital Management American Leading Companies Trust:
Class A	50.96%
Class C*	50.37%
Class I*	51.07%
Legg Mason U.S. Small-Capitalization Value Trust:
Class A	39.85%
Class C*	39.38%
Institutional Class	40.03%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase. Prior to October 5, 2009, Class I was known as the Institutional Class.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your

2	Semi-Annual Report to Shareholders

financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about each Fund’s performance over longer periods of time is shown in the respective Performance Information sections within this report. For more information about the Funds’ share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

October 30, 2009

Semi-Annual Report to Shareholders	3

Special Shareholder Notice

The Board of Directors of Legg Mason U.S. Small-Capitalization Value Trust (the “Fund”) recently approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason ClearBridge Small Cap Value Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund equal in aggregate value to their Fund shares on the date of the reorganization. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization were sent to shareholders in October 2009. If the reorganization is approved by Fund shareholders, it is expected to occur during December 2009.

Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

4	Semi-Annual Report to Shareholders

Expense Example (Unaudited)

Legg Mason Capital Management American Leading Companies Trust

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Semi-Annual Report to Shareholders	5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During the Period[1] 4/1/09-9/30/09
Class A
Actual	$1,000.00	$1,509.60	$6.98
Hypothetical (5% return before expenses)	1,000.00	1,019.50	5.62
Class C
Actual	$1,000.00	$1,503.70	$11.93
Hypothetical (5% return before expenses)	1,000.00	1,015.54	9.60
Class I2
Actual	$1,000.00	$1,510.70	$5.98
Hypothetical (5% return before expenses)	1,000.00	1,020.31	4.81

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.11%, 1.90% and 0.95% for Class A, Class C and Class I shares respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183) and divided by 365.

[2]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

6	Semi-Annual Report to Shareholders

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C		Class I3
Six Months Ended 9/30/09	50.96	%†	50.37	%†	51.07	%†
Twelve Months Ended 9/30/09	N/A		–9.62		–8.84
Five Years Ended 9/30/09	N/A		–4.03		–3.08
Ten Years Ended 9/30/09	N/A		–0.88		N/A
Inception* through 9/30/09	35.92	†	4.53		–1.03

	With Sales Charges[4]
	Class A		Class C		Class I3
Six Months Ended 9/30/09	42.33	%†	49.37	%†	51.07	%†
Twelve Months Ended 9/30/09	N/A		–10.52		–8.84
Five Years Ended 9/30/09	N/A		–4.03		–3.08
Ten Years Ended 9/30/09	N/A		–0.88		N/A
Inception* through 9/30/09	28.07	†	4.53		–1.03

Cumulative Total Returns[1]
	Without Sales Charges[2]
Class A (Inception date of 2/3/09 through 9/30/09)			35.92%
Class C (9/30/99 through 9/30/09)			–8.47
Class I3 (Inception date of 6/14/01 through 9/30/09)			–8.27

†	Not annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[3]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C and Class I shares are February 3, 2009, September 1, 1993 and June 14, 2001, respectively.

Semi-Annual Report to Shareholders	7

Legg Mason Capital Management American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in Class I1 shares, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

8	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	9

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class I1 Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on June 14, 2001 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

Semi-Annual Report to Shareholders	11

Portfolio Composition (as of September 30, 2009)1

(As a percentage of the portfolio)

Top 10 Holdings (as of September 30, 2009)1

Security	% of Net Assets
Hewlett-Packard Co.	3.6%
eBay Inc.	3.4%
Microsoft Corp.	3.4%
UAL Corp.	3.2%
JP Morgan Chase and Co.	3.2%
International Business Machines Corp.	3.0%
UnitedHealth Group Inc.	3.0%
Nokia Oyj — ADR	2.9%
Texas Instruments Inc.	2.7%
The Goldman Sachs Group Inc.	2.6%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

12	Semi-Annual Report to Shareholders

Legg Mason Capital Management American Leading Companies Trust

Selected Portfolio Performance2

Strongest performers for the six months ended September 30, 2009
1.	Hartford Financial Services Group Inc.	239.5%
2.	CBS Corp.	217.1%
3.	Capital One Financial Corp.	192.9%
4.	Prudential Financial Inc.	162.4%
5.	The AES Corp.	155.1%
6.	Bank of America Corp.*	148.5%
7.	Aflac Inc.	124.1%
8.	United States Steel Corp.	110.6%
9.	UAL Corp.	105.8%
10.	Wells Fargo & Co.	98.6%

Weakest performers for the six months ended September 30, 2009
1.	Safeway Inc.*	–1.4%
2.	Exxon Mobil Corp.	2.0%
3.	Sprint Nextel Corp.	10.6%
4.	AT&T Inc.	10.8%
5.	Aetna Inc.	14.4%
6.	Lockheed Martin Corp.	14.8%
7.	Altria Group Inc.	15.4%
8.	PepsiCo Inc.	15.8%
9.	QUALCOMM Inc.*	16.5%
10.	Johnson & Johnson	17.7%

[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

*	Securities not held for entire period.

Semi-Annual Report to Shareholders	13

Portfolio Changes

New positions established during the six months ended September 30, 2009	Positions completely sold during the six months ended September 30, 2009
Bank of America Corp. The Boeing Co. Chesapeake Energy Corp. QUALCOMM Inc. Safeway Inc. Stryker Corp.	Anadarko Petroleum Corp. ConocoPhillips Devon Energy Corp. Health Net Inc. Jabil Circuit Inc.

14	Semi-Annual Report to Shareholders

Portfolio of Investments

Legg Mason Capital Management American Leading Companies Trust

September 30, 2009 (Unaudited)

	Shares/Par	Value

Common Stocks and Equity Interests — 100.3%

Consumer Discretionary — 6.2%
Media — 4.8%
CBS Corp.	320,000	$3,856,000
Time Warner Cable Inc.	47,608	2,051,429
Time Warner Inc.	200,000	5,756,000

		11,663,429

Specialty Retail — 1.4%
The TJX Cos. Inc.	90,000	3,343,500

Consumer Staples — 6.5%
Beverages — 0.4%
PepsiCo Inc.	18,000	1,055,880

Food and Staples Retailing — 2.3%
Costco Wholesale Corp.	55,000	3,105,300
Safeway Inc.	120,000	2,366,400

		5,471,700

Food Products — 0.3%
Kraft Foods Inc.	30,000	788,100

Household Products — 0.5%
Procter and Gamble Co.	19,000	1,100,480

Tobacco — 3.0%
Altria Group Inc.	125,000	2,226,250
Philip Morris International Inc.	105,000	5,117,700

		7,343,950

Energy — 8.8%
Energy Equipment and Services — 6.4%
Baker Hughes Inc.	73,000	3,114,180
National Oilwell Varco Inc.	70,000	3,019,100	A
Noble Corp.	88,000	3,340,480
Transocean Ltd.	70,000	5,987,100	A

		15,460,860

Semi-Annual Report to Shareholders	15

	Shares/Par	Value

Energy — Continued
Oil, Gas and Consumable Fuels — 2.4%
Apache Corp.	34,000	$3,122,220
Chesapeake Energy Corp.	50,000	1,420,000
Exxon Mobil Corp.	20,000	1,372,200

		5,914,420

Financials — 20.3%
Capital Markets — 5.4%
Morgan Stanley	100,000	3,088,000
State Street Corp.	70,000	3,682,000
The Goldman Sachs Group Inc.	33,500	6,175,725

		12,945,725

Commercial Banks — 1.0%
Wells Fargo & Co.	87,500	2,465,750

Consumer Finance — 2.3%
Capital One Financial Corp.	155,000	5,538,150

Diversified Financial Services — 4.6%
Bank of America Corp.	105,000	1,776,600
JP Morgan Chase and Co.	175,000	7,668,500
NYSE Euronext	60,000	1,733,400

		11,178,500

Insurance — 7.0%
Aflac Inc.	75,000	3,205,500
Hartford Financial Services Group Inc.	200,000	5,300,000
MetLife Inc.	93,000	3,540,510
Prudential Financial Inc.	95,500	4,766,405

		16,812,415

Health Care — 11.4%
Biotechnology — 1.8%
Amgen Inc.	73,000	4,396,790	A

Health Care Equipment and Supplies — 1.1%
Stryker Corp.	60,000	2,725,800

16	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management American Leading Companies Trust — Continued

	Shares/Par	Value

Health Care — Continued
Health Care Providers and Services — 5.7%
Aetna Inc.	40,000	$1,113,200
UnitedHealth Group Inc.	290,000	7,261,600
WellPoint Inc.	112,500	5,328,000	A

		13,702,800

Pharmaceuticals — 2.8%
Johnson and Johnson	82,000	4,992,980
Pfizer Inc.	100,000	1,655,000

		6,647,980

Industrials — 14.0%
Aerospace and Defense — 5.0%
General Dynamics Corp.	62,000	4,005,200
Lockheed Martin Corp.	42,000	3,279,360
The Boeing Co.	40,000	2,166,000
United Technologies Corp.	45,000	2,741,850

		12,192,410

Airlines — 4.4%
Delta Air Lines Inc.	300,000	2,688,000	A
UAL Corp.	850,000	7,837,000	A

		10,525,000

Electrical Equipment — 0.7%
Emerson Electric Co.	40,000	1,603,200

Industrial Conglomerates — 1.8%
General Electric Co.	265,000	4,351,300

Machinery — 2.1%
Caterpillar Inc.	100,000	5,133,000

Information Technology — 24.9%
Communications Equipment — 4.4%
Cisco Systems Inc.	110,000	2,589,400	A
Nokia Oyj — ADR	485,000	7,090,700
QUALCOMM Inc.	25,000	1,124,500

		10,804,600

Semi-Annual Report to Shareholders	17

	Shares/Par	Value

Information Technology — Continued
Computers and Peripherals — 8.7%
EMC Corp.	290,000	$4,941,600	A
Hewlett-Packard Co.	185,000	8,733,850
International Business Machines Corp.	60,800	7,272,288

		20,947,738

Internet Software and Services — 4.8%
eBay Inc.	350,000	8,263,500	A
Yahoo! Inc.	186,000	3,312,660	A

		11,576,160

IT Services — 0.9%
Accenture PLC	57,000	2,124,390

Semiconductors and Semiconductor Equipment — 2.7%
Texas Instruments Inc.	278,000	6,585,820

Software — 3.4%
Microsoft Corp.	318,000	8,233,020

Materials — 3.8%
Metals and Mining — 3.8%
Alcoa Inc.	125,000	1,640,000
Freeport-McMoRan Copper and Gold Inc.	38,000	2,607,180
United States Steel Corp.	110,000	4,880,700

		9,127,880

Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.2%
AT&T Inc.	110,000	2,971,100

Wireless Telecommunication Services — 1.5%
Sprint Nextel Corp.	900,000	3,555,000	A

Utilities — 1.7%
Independent Power Producers and Energy Traders — 1.7%
The AES Corp.	275,000	4,075,500	A

Total Common Stocks and Equity Interests (Cost — $185,059,270)		242,362,347

18	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management American Leading Companies Trust — Continued

	Shares/Par	Value

Repurchase Agreements — 0.1%
Bank of America 0.01%, dated 9/30/09, to be repurchased at $88,595 on 10/1/09 (Collateral: $95,000 Federal Home Loan Bank Bonds, 0.500% due 10/18/10, value $94,949)	$88,595	$88,595
JPMorgan Chase & Co. 0.01% dated 9/30/09, to be repurchased at $88,596 on 10/1/09 (Collateral: $90,000 Freddie Mac Notes, 2.200%, due 4/20/12, valued $91,254)	88,596	88,596

Total Repurchase Agreements (Cost — $177,191)		177,191
Total Investments — 100.4% (Cost — $185,236,461)B		242,539,538
Other Assets Less Liabilities — (0.4)%		(1,040,817)

Net Assets — 100.0%		$241,498,721

A	Non-income producing.

B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$79,112,013
Gross unrealized depreciation	(21,808,936)

Net unrealized appreciation	$57,303,077

ADR — American Depositary Receipt

See notes to financial statements.

Semi-Annual Report to Shareholders	19

Statement of Assets and Liabilities

Legg Mason Capital Management American Leading Companies Trust

September 30, 2009 (Unaudited)

Assets:
Investment securities at value (Cost – $185,236,461)		$242,539,538
Receivable for securities sold		3,317,449
Dividends receivable		227,391
Receivable for fund shares sold		69,614

Total assets		246,153,992
Liabilities:
Payable for securities purchased	$2,376,115
Payable for fund shares repurchased	1,683,102
Accrued distribution and service fees	179,186
Accrued management fee	140,508
Accrued expenses	276,360

Total liabilities		4,655,271

Net Assets		$241,498,721

Net assets consist of:
Accumulated paid-in-capital		$263,186,523
Accumulated net investment loss		(110,513)
Accumulated net realized loss on investments		(78,880,366)
Net unrealized appreciation of investments		57,303,077

Net Assets		$241,498,721

Net Asset Value Per Share:
Class A (and redemption price) (978,027 shares outstanding)		$14.19
Class C1 (15,229,034 shares outstanding)		$14.12
Class I2 (and redemption price) (847,806 shares outstanding)		$14.82
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$15.06

[1]	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.

[2]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

See notes to financial statements.

20	Semi-Annual Report to Shareholders

Statement of Operations

Legg Mason Capital Management American Leading Companies Trust

For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$1,876,106
Interest	317
Less: Foreign taxes withheld	(40,202)

Total income		$1,836,221
Expenses:
Distribution and service fees (Notes 3 and 5)	990,808
Management fees (Note 3)	765,494
Transfer agent and shareholder servicing expenses (Note 5)	90,175
Directors’ fees and expenses	35,587
Audit and legal fees	34,564
Shareholder reports expenses (Note 5)	24,332
Registration fees	21,730
Custodian fees	11,648
Other expenses	1,119

	1,975,457
Less: Fee waivers and/or expense reimbursements (Notes 3 and 5)	(88)

Net expenses		1,975,369

Net Investment Loss		(139,148)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	1,598,572
Change in unrealized appreciation/(depreciation) on investments	84,860,284

Net Realized and Unrealized Gain on Investments		86,458,856
Change in Net Assets Resulting From Operations		$86,319,708

See notes to financial statements.

Semi-Annual Report to Shareholders	21

Statement of Changes in Net Assets

Legg Mason Capital Management American Leading Companies Trust

	For the Six Months Ended September 30, 2009	For the Year Ended March 31, 2009
Change in Net Assets:	(Unaudited)
Net investment income/(loss)	$(139,148)	$2,591,726
Net realized gain/(loss)	1,598,572	(61,929,002)
Change in unrealized appreciation/(depreciation)	84,860,284	(177,335,018)
Change in net assets resulting from operations	86,319,708	(236,672,294)
Distributions to shareholders from:
Net investment income:
Class C1	—	(2,036,660)
Class I2	—	(640,229)
Net realized gain on investments:
Class C1	—	(1,224,154)
Class I2	—	(159,648)
Change in net assets from fund share transactions:
Class A	(859,385)	11,074,428 [3]
Class C1	(21,814,916)	(149,544,854)
Class I2	(1,393,688)	(41,294,536)
Change in net assets	62,251,719	(420,497,947)
Net Assets:
Beginning of period	179,247,002	599,744,949
End of period	$241,498,721	$179,247,002
Accumulated net investment loss and undistributed net investment income, respectively	$(110,513)	$28,635

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[3]	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

22	Semi-Annual Report to Shareholders

Financial Highlights

Legg Mason Capital Management American Leading Companies Trust

For a share of each class of capital stock outstanding:

Class A:

	Six Months Ended September 30, 2009	Period Ended March 31, 2009A
	(Unaudited)
Net asset value, beginning of period	$9.40	$10.44
Investment operations:
Net investment incomeB	.03	.03
Net realized and unrealized gain/(loss)	4.76	(1.07)
Total from investment operations	4.79	(1.04)
Net asset value, end of period	$14.19	$9.40
Total returnC	50.96%	(9.96)%
Ratios to Average Net Assets:D
Total expensesE	1.11%	1.34%
Expenses net of waivers and/or expense reimbursements, if anyE	1.11%	1.10%
Expenses net of all reductionsE	1.11%	1.10%
Net investment income	.56%	1.93%
Supplemental Data:
Portfolio turnover rate	8.8%	33.4%
Net assets, end of period (in thousands)	$13,875	$9,877

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

Semi-Annual Report to Shareholders	23

For a share of each class of capital stock outstanding:

Class CA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$9.39		$19.52		$24.87		$24.59		$21.85	$19.85
Investment operations:
Net investment income/(loss)	(.01	)B	.09	B	.03	B	(.06	)B	.01	—	C
Net realized and unrealized gain/(loss)	4.74		(10.07)		(3.81)		1.64		2.73	2.01
Total from investment operations	4.73		(9.98)		(3.78)		1.58		2.74	2.01
Distributions from:
Net investment income	—		(.10)		—		(.01)		—	(.01)
Net realized gain on investments	—		(.05)		(1.57)		(1.29)		—	—
Total distributions	—		(.15)		(1.57)		(1.30)		—	(.01)
Net asset value, end of period	$14.12		$9.39		$19.52		$24.87		$24.59	$21.85
Total returnD	50.37%		(51.32)%		(16.24)%		6.68%		12.54%	10.12%
Ratios to Average Net Assets:
Total expensesE	1.90	%F	1.89%		1.83%		1.85%		1.86%	1.88%
Expenses net of waivers and/or expense reimbursements, if anyE	1.90	%F	1.88%		1.83%		1.85%		1.86%	1.88%
Expenses net of all reductionsE	1.90	%F	1.88%		1.83%		1.85%		1.86%	1.88%
Net investment income (loss)	(.22	)%F	.62%		.12%		(.23)%		.04%	(.01)%
Supplemental Data:
Portfolio turnover rate	8.8%		33.4%		28.4%		19.0%		14.3%	19.4%
Net assets, end of period (in thousands)	$215,056		$159,944		$531,186		$765,000		$757,630	$654,019

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

F	Annualized.

See notes to financial statements.

24	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management American Leading Companies Trust

For a share of each class of capital stock outstanding:

Class IA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$9.81		$20.57		$25.86		$25.33		$22.34	$20.28
Investment operations:
Net investment income	.05	B	.28	B	.31	B	.23	B	.22	.21
Net realized and unrealized gain/(loss)	4.96		(10.63)		(4.03)		1.67		2.82	2.06
Total from investment operations	5.01		(10.35)		(3.72)		1.90		3.04	2.27
Distributions from:
Net investment income	—		(.36)		—		(.08)		(.05)	(.21)
Net realized gain on investments	—		(.05)		(1.57)		(1.29)		—	—
Total distributions	—		(.41)		(1.57)		(1.37)		(.05)	(.21)
Net asset value, end of period	$14.82		$9.81		$20.57		$25.86		$25.33	$22.34
Total returnC	51.07%		(50.86)%		(15.37)%		7.77%		13.63%	11.21%
Ratios to Average Net Assets:
Total expensesD	.95	%E	.87%		.79%		.82%		.84%	.90%
Expenses net of waivers and/or expense reimbursements, if anyD	.95	%E	.86%		.79%		.82%		.84%	.90%
Expenses net of all reductionsD	.95	%E	.86%		.79%		.82%		.84%	.90%
Net investment income	.73	%E	1.61%		1.22%		.90%		1.09%	.99%
Supplemental Data:
Portfolio turnover rate	8.8%		33.4%		28.4%		19.0%		14.3%	19.4%
Net assets, end of period (in thousands)	$12,568		$9,426		$68,559		$72,546		$41,476	$21,386

A	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	25

Expense Example (Unaudited)

Legg Mason U.S. Small-Capitalization Value Trust

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2009, and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

26	Semi-Annual Report to Shareholders

Expense Example (Unaudited) — Continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During the Period[1] 4/1/09-9/30/09
Class A
Actual	$1,000.00	$1,398.50	$7.52
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.33
Class C
Actual	$1,000.00	$1,393.80	$12.00
Hypothetical (5% return before expenses)	1,000.00	1,015.04	10.10
Institutional Class
Actual	$1,000.00	$1,400.30	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,020.05	5.06

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.25%, 2.00% and 1.00% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (183) and divided by 365.

Semi-Annual Report to Shareholders	27

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C		Institutional Class
Six Months Ended 9/30/09	39.85	%†	39.38	%†	40.03	%†
Twelve Months Ended 9/30/09	N/A		–14.95		–14.23
Five Years Ended 9/30/09	N/A		–2.62		–1.64
Ten Years Ended 9/30/09	N/A		4.75		5.80
Inception* through 9/30/09	29.31	†	2.59		3.70

	With Sales Charges[3]
	Class A		Class C		Institutional Class
Six Months Ended 9/30/09	31.74	%†	38.38	%†	40.03	%†
Twelve Months Ended 9/30/09	N/A		–15.80		–14.23
Five Years Ended 9/30/09	N/A		–2.62		–1.64
Ten Years Ended 9/30/09	N/A		4.75		5.80
Inception* through 9/30/09	21.96	†	2.59		3.70

Cumulative Total Returns[1]
	Without Sales Charges[2]
Class A (Inception date of 2/3/09 through 9/30/09)			29.31%
Class C (9/30/99 through 9/30/09)			59.03
Institutional Class (9/30/99 through 9/30/09)			75.81

†	Not annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for the A, C and Institutional Classes shares are February 3, 2009, June 15, 1998 and June 19, 1998, respectively.

28	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Legg Mason U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to those of the Russell 2000 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in Institutional Class shares, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Semi-Annual Report to Shareholders	29

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class C Shares

Hypothetical illustration of $10,000 invested in Class C shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	31

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on September 30, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Portfolio Composition (as of September 30, 2009)1

(As a percentage of the portfolio)

Top 10 Holdings (as of September 30, 2009)1

Security	% of Net Assets
Benchmark Electronics Inc.	1.4%
SYNNEX Corp.	1.3%
Olin Corp.	1.2%
SkyWest Inc.	1.1%
LifePoint Hospitals Inc.	1.1%
PNM Resources Inc.	1.0%
United Stationers Inc.	1.0%
Piper Jaffray Cos. Inc.	1.0%
CNA Surety Corp.	1.0%
Argo Group International Holdings Ltd.	0.9%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Semi-Annual Report to Shareholders	33

Legg Mason U.S. Small-Capitalization Value Trust1

Selected Portfolio Performance2

Strongest performers for the six months ended September 30, 2009
1.	Lithia Motors Inc. (Class A)	239.65%
2.	Armstrong World Industries Inc.	205.45%
3.	Encore Capital Group Inc.	180.79%
4.	Books-A-Million Inc.	158.00%
5.	Methode Electronics Inc.	147.82%
6.	Hi-Tech Pharmacal Co. Inc.	143.86%
7.	AmeriCredit Corp.	134.13%
8.	Wintrust Financial Corp.	128.07%
9.	Vishay Intertechnology Inc.	127.01%
10.	Gymboree Corp.	126.60%

Weakest performers for the six months ended September 30, 2009
1.	Green Bankshares Inc.	–58.86%
2.	Susquehanna Bancshares Inc.	–51.04%
3.	BancTrust Financial Group Inc.	–47.41%
4.	National Penn Bancshares Inc.	–43.54%
5.	First BanCorp (Puerto Rico)	–39.68%
6.	Spartan Motors Inc.	–36.86%
7.	Stewart Information Services Corp.	–36.56%
8.	MedCath Corp.	–29.73%
9.	Pacific Capital Bancorp	–28.66%
10.	First Busey Corp.	–28.36%

[1]	Portfolio changes are not reported for Legg Mason U.S. Small-Cap due to the Fund’s high volume of trading.
[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

34	Semi-Annual Report to Shareholders

Portfolio of Investments

Legg Mason U.S. Small-Capitalization Value Trust

September 30, 2009 (Unaudited)

	Shares/Par	Value

Common Stocks and Equity Interests — 97.9%

Consumer Discretionary — 16.2%
Auto Components — 0.5%
Hawk Corp.	3,400	$46,648	A
Spartan Motors Inc.	8,000	41,120
Superior Industries International Inc.	16,795	238,489

		326,257

Distributors — 0.3%
Audiovox Corp.	3,650	25,003	A
Core-Mark Holding Co. Inc.	5,770	165,022	A

		190,025

Diversified Consumer Services — 1.2%
Pre-Paid Legal Services Inc.	11,100	563,880	A
Regis Corp.	9,963	154,426

		718,306

Hotels, Restaurants and Leisure — 3.2%
Benihana Inc.	3,000	17,190	A
Bluegreen Corp.	6,200	18,910	A
Boyd Gaming Corp.	20,000	218,600	A
Carrols Restaurant Group Inc.	9,400	71,064	A
CEC Entertainment Inc.	4,000	103,440	A
Century Casinos Inc.	7,400	21,460	A
Cracker Barrel Old Country Store Inc.	8,210	282,424
Domino’s Pizza Inc.	11,990	105,992	A
Dover Downs Gaming and Entertainment Inc.	5,390	30,723
Einstein Noah Restaurant Group Inc.	5,400	65,016	A
Great Wolf Resorts Inc.	15,500	55,335	A
Luby’s Inc.	12,366	51,937	A
McCormick and Schmick’s Seafood Restaurants Inc.	3,000	22,320	A
Multimedia Games Inc.	8,200	41,984	A
O’Charleys Inc.	4,200	39,354	A
Pinnacle Entertainment Inc.	30,000	305,700	A
Red Lion Hotels Corp.	3,200	18,400	A

Semi-Annual Report to Shareholders	35

	Shares/Par	Value

Consumer Discretionary — Continued
Hotels, Restaurants and Leisure — Continued
Red Robin Gourmet Burgers Inc.	2,800	$57,176	A
Speedway Motorsports Inc.	18,050	259,739
The Steak n Shake Co.	16,100	189,497	A

		1,976,261

Household Durables — 1.5%
Brookfield Homes Corp.	4,700	31,396	A
CSS Industries Inc.	10,980	217,075
Ethan Allen Interiors Inc.	4,540	74,910
Helen of Troy Ltd.	16,900	328,367	A
Hooker Furniture Corp.	2,780	37,530
M/I Homes Inc.	8,300	112,797	A
National Presto Industries Inc.	1,200	103,812

		905,887

Internet and Catalog Retail — 0.4%
dELiA*s Inc.	10,600	22,790	A
Gaiam Inc.	3,100	21,638	A
NutriSystem Inc.	14,800	225,848

		270,276

Leisure Equipment and Products — 0.7%
JAKKS Pacific Inc.	5,190	74,321	A
Polaris Industries Inc.	9,060	369,467
Sport Supply Group Inc.	2,100	21,399

		465,187

Media — 0.9%
Alloy Inc.	7,400	50,098	A
Ascent Media Corp.	2,300	58,880	A
Belo Corp.	16,700	90,347
Harte-Hanks Inc.	4,000	55,320
Lakes Entertainment Inc.	10,200	34,272	A
Scholastic Corp.	10,190	248,025

		536,942

36	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Consumer Discretionary — Continued
Multiline Retail — 0.7%
Dillard’s Inc.	19,500	$274,950
Retail Ventures Inc.	2,007	10,577	A
Saks Inc.	15,200	103,664	A
Tuesday Morning Corp.	15,500	64,480	A

		453,671

Specialty Retail — 5.7%
A.C. Moore Arts and Crafts Inc.	4,400	15,840	A
America’s Car-Mart Inc.	2,550	61,072	A
Books-A-Million Inc.	7,100	85,484
Build-A-Bear Workshop Inc.	8,500	41,395	A
Cabela’s Inc.	29,275	390,528	A
Cache Inc.	2,600	12,896	A
Conn’s Inc.	17,990	203,107	A
Genesco Inc.	10,700	257,549	A
Group 1 Automotive Inc.	5,560	149,286
Gymboree Corp.	8,300	401,554	A
Haverty Furniture Cos. Inc.	7,600	89,756	A
Jos. A Bank Clothiers Inc.	2,300	102,971	A
Lithia Motors Inc. (Class A)	8,100	126,279
Pacific Sunwear of California Inc.	13,800	71,070	A
Pep Boys- Manny, Moe & Jack	14,100	137,757
Rent-A-Center Inc.	9,800	185,024	A
REX Stores Corp.	3,995	43,546	A
Shoe Carnival Inc.	6,910	106,552	A
Stage Stores Inc.	23,085	299,182
Systemax Inc.	19,900	241,387	A
The Buckle Inc.	2,400	81,936
The Finish Line Inc.	28,250	287,020
The Wet Seal Inc.	9,600	36,288	A
West Marine Inc.	9,600	75,456	A
Zale Corp.	1,400	10,010	A

		3,512,945

Semi-Annual Report to Shareholders	37

	Shares/Par	Value

Consumer Discretionary — Continued
Textiles, Apparel and Luxury Goods — 1.1%
Brown Shoe Co. Inc.	7,600	$60,952
Kenneth Cole Productions Inc.	1,900	19,057
Maidenform Brands Inc.	16,540	265,632	A
Movado Group Inc.	1,600	23,248
Quiksilver Inc.	23,200	63,800	A
R.G. Barry Corp.	4,600	35,788
Skechers U.S.A. Inc.	4,500	77,130	A
UniFirst Corp.	2,500	111,125

		656,732

Consumer Staples — 4.1%
Food and Staples Retailing — 0.7%
Ingles Markets Inc.	7,100	112,393
Winn-Dixie Stores Inc.	22,800	299,136	A

		411,529

Food Products — 1.4%
American Italian Pasta Co.	3,700	100,566	A
Cal-Maine Foods Inc.	12,800	342,656
Chiquita Brands International Inc.	5,900	95,344	A
Fresh Del Monte Produce Inc.	10,700	241,927	A
John B. Sanfilippo and Son Inc.	4,400	51,128	A
Omega Protein Corp.	3,300	16,005	A
Overhill Farms Inc.	6,800	41,140	A

		888,766

Personal Products — 0.9%
Bare Escentuals Inc.	21,400	254,446	A
Nutraceutical International Corp.	8,390	94,555	A
Prestige Brands Holdings Inc.	27,200	191,488	A
Schiff Nutrition International Inc.	3,140	16,360

		556,849

Tobacco — 1.1%
Alliance One International Inc.	42,600	190,848	A
Universal Corp.	10,860	454,165

		645,013

38	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Energy — 5.9%
Energy Equipment and Services — 3.8%
Bolt Technology Corp.	2,100	$26,397	A
Bristow Group Inc.	7,840	232,770	A
Cal Dive International Inc.	42,095	416,319	A
Complete Production Services Inc.	6,500	73,450	A
Dawson Geophysical Co.	1,900	52,022	A
Global Industries Ltd.	22,700	215,650	A
Gulfmark Offshore Inc.	12,090	395,827	A
Helix Energy Solutions Group Inc.	16,900	253,162	A
Hornbeck Offshore Services Inc.	4,300	118,508	A
Key Energy Services Inc.	8,100	70,470	A
Matrix Service Co.	5,600	60,872	A
Natural Gas Services Group Inc.	4,500	79,290	A
Parker Drilling Co.	18,700	102,102	A
PHI Inc.	2,500	50,700	A
Pioneer Drilling Co.	4,800	35,232	A
T-3 Energy Services Inc.	2,500	49,250	A
TGC Industries Inc.	5,600	27,160	A
Union Drilling Inc.	5,700	43,548	A
Willbros Group Inc.	4,700	71,581	A

		2,374,310

Oil, Gas and Consumable Fuels — 2.1%
Adams Resources and Energy Inc.	1,300	26,065
Approach Resources Inc.	3,700	33,596	A
CVR Energy Inc.	17,900	222,676	A
Delek US Holdings Inc.	13,400	114,838
GeoResources Inc.	2,700	29,835	A
Holly Corp.	9,600	245,952
Patriot Coal Corp.	1,900	22,344	A
USEC Inc.	67,500	316,575	A
World Fuel Services Corp.	5,800	278,806

		1,290,687

Semi-Annual Report to Shareholders	39

	Shares/Par	Value

Financials — 24.4%
Capital Markets — 2.8%
BGC Partners Inc.	11,900	$50,932
Cowen Group Inc.	6,600	46,992	A
Evercore Partners Inc.	3,120	91,166
FBR Capital Markets Corp.	33,500	198,655	A
Investment Technology Group Inc.	4,700	131,224	A
LaBranche Co. Inc.	4,057	13,794	A
MF Global Ltd.	41,800	303,886	A
Penson Worldwide Inc.	14,200	138,308	A
Piper Jaffray Cos. Inc.	12,400	591,728	A
Sanders Morris Harris Group Inc.	15,260	90,187
Thomas Weisel Partners Group Inc.	14,000	74,760	A

		1,731,632

Commercial Banks — 2.3%
1st Source Corp.	4,100	66,830
Bancorp Inc.	4,900	28,028	A
Boston Private Financial Holdings Inc.	13,000	84,630
Camden National Corp.	4,340	143,394
Columbia Banking System Inc.	8,400	139,020
Community Bank System Inc.	3,000	54,810
Merchants Bancshares Inc.	1,940	41,438
Northrim BanCorp Inc.	5,960	90,890
Peoples Bancorp Inc.	10,568	137,912
Renasant Corp.	6,062	90,021
Sandy Spring Bancorp Inc.	5,600	91,168
Southwest Bancorp Inc.	4,160	58,406
StellarOne Corp.	7,700	113,575
Wintrust Financial Corp.	10,290	287,709

		1,427,831

Consumer Finance — 2.2%
Cash America International Inc.	8,500	256,360
CompuCredit Holdings Corp.	5,800	27,318	A
Credit Acceptance Corp.	14,660	471,906	A
Dollar Financial Corp.	6,760	108,295	A
Nelnet Inc.	16,470	204,887	A

40	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Financials — Continued
Consumer Finance — Continued
The Student Loan Corp.	2,000	$92,800
World Acceptance Corp.	7,940	200,167	A

		1,361,733

Diversified Financial Services — 0.9%
Asset Acceptance Capital Corp.	11,010	79,822	A
ASTA Funding Inc.	3,500	26,460
Medallion Financial Corp.	9,520	79,587
PHH Corp.	18,500	367,040	A
Resource America Inc.	3,300	15,873

		568,782

Insurance — 14.4%
American Equity Investment Life Holding Co.	36,480	256,090
American Physicians Capital Inc.	3,853	111,005
American Physicians Service Group Inc.	4,724	108,841
American Safety Insurance Holdings Ltd.	5,600	88,480	A
Amerisafe Inc.	10,200	175,950	A
Amtrust Financial Services Inc.	35,300	402,773
Argo Group International Holdings Ltd.	16,792	565,554	A
Baldwin and Lyons Inc.	4,230	99,193
CNA Surety Corp.	36,370	589,194	A
Delphi Financial Group Inc.	23,255	526,261
Donegal Group Inc.	572	8,946
Eastern Insurance Holdings Inc.	2,680	25,540
EMC Insurance Group Inc.	3,852	81,393
Employers Holdings Inc.	26,600	411,768
Enstar Group Ltd.	1,000	62,270	A
First Acceptance Corp.	21,200	57,240	A
First Mercury Financial Corp.	7,700	102,564
Flagstone Reinsurance Holdings Ltd.	43,500	490,680
Hallmark Financial Services Inc.	11,350	91,367	A
Hilltop Holdings Inc.	10,200	125,052	A
Horace Mann Educators Corp.	17,770	248,247
Infinity Property and Casualty Corp.	9,240	392,515
Max Capital Group Ltd.	20,040	428,255

Semi-Annual Report to Shareholders	41

	Shares/Par	Value

Financials — Continued
Insurance — Continued
Meadowbrook Insurance Group Inc.	43,060	$318,644
Mercer Insurance Group Inc.	1,730	31,261
Montpelier Re Holdings Ltd.	20,070	327,542
National Western Life Insurance Co.	1,520	267,490
Navigators Group Inc.	6,670	366,850	A
Nymagic Inc.	5,780	99,763
OneBeacon Insurance Group Ltd.	6,500	89,310
PMA Capital Corp.	17,410	99,063	A
Presidential Life Corp.	20,860	216,110
Safety Insurance Group Inc.	11,605	382,037
SeaBright Insurance Holdings	11,680	133,386	A
Specialty Underwriters’ Alliance Inc.	5,850	38,610	A
Stewart Information Services Corp.	7,900	97,723
Tower Group Inc.	10,000	243,900
Unico American Corp.	4,750	47,072
United Fire and Casualty Co.	12,576	225,110
Unitrin Inc.	4,100	79,909
Universal Insurance Holdings Inc.	16,925	85,133
Zenith National Insurance Corp.	9,700	299,730

		8,897,821

Real Estate Management and Development — 0.2%
Forestar Group Inc.	6,500	111,670	A
Market Leader Inc.	7,400	15,984	A

		127,654

Thrifts and Mortgage Finance — 1.6%
Abington Bancorp Inc.	9,970	77,168
BankFinancial Corp.	5,300	50,774
Berkshire Hills Bancorp Inc.	6,670	146,340
Home Federal Bancorp Inc.	4,830	55,158
Legacy Bancorp Inc.	2,500	26,250
Meridian Interstate Bancorp Inc.	4,600	39,100	A
NewAlliance Bancshares Inc.	13,200	141,240
Provident Financial Services Inc.	13,010	133,873
Washington Federal Inc.	16,837	283,872

		953,775

42	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Health Care — 4.6%
Biotechnology — 0.2%
Cubist Pharmaceuticals Inc.	6,800	$137,360	A

Health Care Equipment and Supplies — 0.8%
AngioDynamics Inc.	10,700	147,446	A
Cutera Inc.	5,800	50,170	A
Cynosure Inc.	2,000	23,300	A
HealthTronics Inc.	8,000	19,680	A
Home Diagnostics Inc.	3,000	20,280	A
Osteotech Inc.	6,400	28,480	A
RTI Biologics Inc.	11,300	49,155	A
The Cooper Cos. Inc.	4,800	142,704
TomoTherapy Inc.	10,800	46,764	A

		527,979

Health Care Providers and Services — 3.5%
Allion Healthcare Inc.	8,800	51,480	A
Capital Senior Living Corp.	5,600	34,160	A
Cross Country Healthcare Inc.	16,800	156,408	A
Ensign Group Inc.	3,200	44,896
Five Star Quality Care Inc.	7,400	27,084	A
Gentiva Health Services Inc.	4,400	110,044	A
Healthways Inc.	7,000	107,240	A
inVentiv Health Inc.	4,800	80,304	A
Kindred Healthcare Inc.	7,000	113,610	A
LifePoint Hospitals Inc.	24,830	671,900	A
Medcath Corp.	4,500	39,465	A
Metropolitan Health Networks Inc.	11,600	25,288	A
Molina Healthcare Inc.	5,500	113,795	A
NovaMed Inc.	10,300	46,659	A
PDI Inc.	2,900	13,282	A
Triple-S Management Corp.	5,100	85,527	A
Universal American Financial Corp.	47,000	442,740	A

		2,163,882

Life Sciences Tools and Services — 0.1%
Cambrex Corp.	5,100	32,130	A

Semi-Annual Report to Shareholders	43

	Shares/Par	Value

Industrials — 20.0%
Aerospace and Defense — 1.9%
AAR Corp.	17,700	$388,338	A
Astronics Corp.	3,800	35,720	A
Ceradyne Inc.	11,200	205,296	A
Ducommun Inc.	2,600	49,166
Herley Industries Inc.	3,380	44,109	A
Triumph Group Inc.	9,700	465,503

		1,188,132

Air Freight and Logistics — 0.2%
Atlas Air Worldwide Holdings Inc.	3,800	121,486	A

Airlines — 1.3%
Alaska Air Group Inc.	3,300	88,407	A
Hawaiian Holdings Inc.	9,400	77,644	A
SkyWest Inc.	40,550	672,319

		838,370

Building Products — 0.9%
Apogee Enterprises Inc.	14,600	219,292
Griffon Corp.	33,434	336,680	A

		555,972

Commercial Services and Supplies — 4.1%
ATC Technology Corp.	8,375	165,490	A
Bowne and Co. Inc.	7,500	57,750
Cenveo Inc.	9,500	65,740	A
Consolidated Graphics Inc.	2,700	67,365	A
Deluxe Corp.	24,200	413,820
Ennis Inc.	16,510	266,306
G & K Services Inc.	3,711	82,236
Herman Miller Inc.	16,710	282,566
ICT Group Inc.	4,200	44,100	A
Kimball International Inc.	14,607	111,452
Knoll Inc.	10,880	113,478
North American Galvanizing and Coating Inc.	9,099	55,231	A
RSC Holdings Inc.	23,560	171,281	A

44	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Industrials — Continued
Commercial Services and Supplies — Continued
TeleTech Holdings Inc.	300	$5,118	A
United Stationers Inc.	12,770	607,980	A
WCA Waste Corp.	3,500	13,615	A

		2,523,528

Construction and Engineering — 1.3%
Comfort Systems USA Inc.	15,800	183,122
Dycom Industries Inc.	3,360	41,328	A
EMCOR Group Inc.	8,700	220,284	A
MasTec Inc.	6,200	75,330	A
Sterling Construction Co. Inc.	3,300	59,103	A
Tutor Perini Corp.	10,100	215,130	A

		794,297

Electrical Equipment — 1.8%
Acuity Brands Inc.	13,880	447,075
AZZ Inc.	7,000	281,190	A
EnerSys	8,600	190,232	A
Powell Industries Inc.	1,600	61,424	A
Regal-Beloit Corp.	1,134	51,835
Thomas and Betts Corp.	2,700	81,216	A

		1,112,972

Machinery — 3.1%
Alamo Group Inc.	5,470	86,426
American Railcar Industries Inc.	3,700	39,257
Ampco-Pittsburgh Corp.	2,000	53,180
Barnes Group Inc.	8,040	137,404
Briggs and Stratton Corp.	11,600	225,156
Cascade Corp.	1,620	43,319
CIRCOR International Inc.	3,500	98,910
Columbus McKinnon Corp.	5,820	88,173	A
Crane Co.	5,700	147,117
Force Protection Inc.	14,600	79,716	A
Graham Corp.	1,900	29,545
Hurco Cos. Inc.	1,200	20,496	A

Semi-Annual Report to Shareholders	45

	Shares/Par	Value

Industrials — Continued
Machinery — Continued
K-Tron International Inc.	700	$66,647	A
Middleby Corp.	2,100	115,521	A
Miller Industries Inc.	6,500	71,500	A
Mueller Industries Inc.	10,220	243,951
Tecumseh Products Co.	2,600	29,458	A
Trinity Industries Inc.	3,900	67,041
Twin Disc Inc.	2,300	28,681
Watts Water Technologies Inc.	7,500	226,875

		1,898,373

Marine — 0.5%
American Commercial Lines Inc.	1,300	37,856	A
Genco Shipping and Trading Ltd.	5,900	122,602
International Shipholding Corp.	4,000	123,240

		283,698

Professional Services — 2.1%
Barrett Business Services Inc.	2,100	22,218
CDI Corp.	3,800	53,390
Heidrick and Struggles International Inc.	7,400	172,124
Kelly Services Inc.	14,240	175,152
Korn/Ferry International	16,984	247,797	A
School Specialty Inc.	8,160	193,555	A
Spherion Corp.	14,400	89,424	A
TrueBlue Inc.	8,740	122,972	A
Volt Information Sciences Inc.	11,310	138,208	A
VSE Corp.	2,200	85,822

		1,300,662

Road and Rail — 0.5%
Amerco Inc.	2,400	110,064	A
Arkansas Best Corp.	4,310	129,041
Covenant Transportation Group Inc.	3,100	15,221	A
Frozen Food Express Industries Inc.	2,600	7,618
P.A.M. Transportation Services Inc.	1,600	13,264	A
Saia Inc.	990	15,919	A

46	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Industrials — Continued
Road and Rail — Continued
USA Truck Inc.	444	$5,639	A

		296,766

Trading Companies and Distributors — 2.3%
Aceto Corp.	4,825	31,845
Aircastle Ltd.	15,600	150,852
Applied Industrial Technologies Inc.	7,920	167,587
DXP Enterprises Inc.	1,570	17,506	A
GATX Corp.	11,430	319,468
H&E Equipment Services Inc.	7,200	81,576	A
Interline Brands Inc.	3,650	61,503	A
Rush Enterprises Inc.	2,090	27,003	A
WESCO International Inc.	18,900	544,320	A
Willis Lease Finance Corp.	2,320	31,714	A

		1,433,374

Transportation Infrastructure — N.M.
CAI International Inc.	3,200	23,584	A

Information Technology — 12.8%
Communications Equipment — 2.4%
Avocent Corp.	11,700	237,159	A
Bel Fuse Inc.	2,500	47,575
Black Box Corp.	9,800	245,882
Communications Systems Inc.	2,400	28,032
Digi International Inc.	6,400	54,528	A
Globecomm Systems Inc.	8,800	63,976	A
Harris Stratex Networks Inc.	11,100	77,700	A
Oplink Communications Inc.	11,100	161,172	A
Opnext Inc.	16,016	46,927	A
PC-Tel Inc.	9,900	61,875	A
Sycamore Networks Inc.	143,960	434,759	A
Tollgrade Communications Inc.	5,500	35,640	A

		1,495,225

Semi-Annual Report to Shareholders	47

	Shares/Par	Value

Information Technology — Continued
Computers and Peripherals — 0.9%
Adaptec Inc.	78,000	$260,520	A
Electronics for Imaging Inc.	23,200	261,464	A
Silicon Graphics International Corp.	5,400	36,234	A

		558,218

Electronic Equipment, Instruments & Components — 5.3%
Agilysys Inc.	4,500	29,655
Anixter International Inc.	3,400	136,374	A
Benchmark Electronics Inc.	49,290	887,220	A
Coherent Inc.	2,560	59,699	A
CPI International Inc.	8,980	100,486	A
Electro Scientific Industries Inc.	7,710	103,237	A
Methode Electronics Inc.	11,600	100,572
MTS Systems Corp.	2,300	67,183
Multi-Fineline Electronix Inc.	8,900	255,519	A
Newport Corp.	7,500	65,700	A
Nu Horizons Electronics Corp.	3,600	14,256	A
PAR Technology Corp.	3,000	19,140	A
PC Connection Inc.	9,200	50,048	A
PC Mall Inc.	3,000	20,580	A
Richardson Electronics Ltd.	8,300	42,330
Smart Modular Technologies WWH Inc.	15,700	74,732	A
Spectrum Control Inc.	5,000	42,450	A
SYNNEX Corp.	26,780	816,254	A
TESSCO Technologies Inc.	900	15,660
TTM Technologies Inc.	4,600	52,762	A
Vishay Intertechnology Inc.	37,215	293,999	A

		3,247,856

Internet Software and Services — 1.8%
DivX Inc.	5,700	31,122	A
Earthlink Inc.	51,000	428,910
Infospace Inc.	3,900	30,186	A
Internap Network Services Corp.	27,500	88,275	A
Keynote Systems Inc.	4,600	43,378	A

48	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Information Technology — Continued
Internet Software and Services — Continued
Spark Networks Inc.	5,300	$11,925	A
United Online Inc.	61,580	495,103

		1,128,899

IT Services — 0.8%
Convergys Corp.	20,100	199,794	A
CSG Systems International Inc.	17,200	275,372	A
StarTek Inc.	1,900	16,492	A
TechTeam Global Inc.	3,700	31,450	A

		523,108

Semiconductors and Semiconductor Equipment — 1.4%
Brooks Automation Inc.	9,716	75,105	A
DSP Group Inc.	12,200	99,308	A
Exar Corp.	13,200	97,020	A
Fairchild Semiconductor International Inc.	9,600	98,208	A
GSI Technology Inc.	10,960	43,730	A
Integrated Silicon Solution Inc.	6,300	23,688	A
International Rectifier Corp.	6,400	124,736	A
MKS Instruments Inc.	10,478	202,121	A
Trident Microsystems Inc.	11,179	28,954	A
White Electronic Designs Corp.	8,920	41,210	A

		834,080

Software — 0.2%
Dynamics Research Corp.	1,880	24,478	A
Fair Isaac Corp.	2,200	47,278
Versant Corp.	1,989	35,603	A

		107,359

Materials — 4.3%
Chemicals — 2.5%
Koppers Holdings Inc.	2,700	80,055
Olin Corp.	43,030	750,443
OM Group Inc.	6,400	194,496	A
Westlake Chemical Corp.	19,380	498,066
Zoltek Cos. Inc.	1,472	15,456	A

		1,538,516

Semi-Annual Report to Shareholders	49

	Shares/Par	Value

Materials — Continued
Containers and Packaging — 0.1%
AEP Industries Inc.	1,200	$47,880	A

Metals and Mining — 1.5%
A.M. Castle and Co.	4,900	48,706
Century Aluminum Co.	5,700	53,295	A
Coeur d’Alene Mines Corp.	7,400	151,700	A
Hecla Mining Co.	27,000	118,530	A
Kaiser Aluminum Corp.	3,500	127,260
RTI International Metals Inc.	5,700	141,987	A
Universal Stainless and Alloy Products Inc.	1,600	29,200	A
Worthington Industries Inc.	17,980	249,922

		920,600

Paper and Forest Products — 0.2%
Buckeye Technologies Inc.	9,600	103,008	A
Glatfelter	4,610	52,923

		155,931

Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.6%
Cincinnati Bell Inc.	73,370	256,795	A
SureWest Communications	7,600	94,392	A

		351,187

Wireless Telecommunication Services — 0.1%
USA Mobility Inc.	5,600	72,128

Utilities — 4.9%
Electric Utilities — 2.5%
Central Vermont Public Service Corp.	4,200	81,060
El Paso Electric Co.	17,100	302,157	A
IDACORP Inc.	19,370	557,663
Portland General Electric Co.	25,510	503,057
Unitil Corp.	4,500	101,025

		1,544,962

50	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Utilities — Continued
Gas Utilities — 0.3%
Southwest Gas Corp.	7,530	$192,617

Multi-Utilities — 2.1%
Avista Corp.	20,450	413,499
Black Hills Corp.	10,020	252,203
PNM Resources Inc.	53,000	619,040

		1,284,742

Total Common Stocks and Equity Interests (Cost — $56,746,752)		60,484,744
Repurchase Agreements — 1.5%
Bank of America 0.01%, dated 9/30/09, to be repurchased at $449,994 on 10/1/09 (Collateral: $460,000 Federal Home Loan Bank Bonds, 0.500%, due 10/18/10, value $459,755)	$449,994	449,994
JPMorgan Chase & Co. 0.01%, dated 9/30/09, to be repurchased at $449,994 on 10/1/09 (Collateral: $460,000 Federal Home Loan Bank Bonds, 0.600% due 6/21/10, value $461,512)	449,994	449,994

Total Repurchase Agreements (Cost — $899,988)		899,988
Total Investments — 99.4% (Cost — $57,646,740)B		61,384,732
Other Assets Less Liabilities — 0.6%		364,521

Net Assets — 100.0%		$61,749,253

A	Non-income producing.

B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,560,465
Gross unrealized depreciation	(4,822,473)

Net unrealized appreciation	$3,737,992

N.M. — Not Meaningful.

See notes to financial statements.

Semi-Annual Report to Shareholders	51

Statement of Assets and Liabilities

Legg Mason U.S. Small-Capitalization Value Trust

September 30, 2009 (Unaudited)

Assets:
Investment securities at value (Cost – $57,646,740)		$61,384,732
Receivable for securities sold		2,281,607
Receivable for fund shares sold		63,028
Dividends and interest receivable		32,450

Total assets		63,761,817
Liabilities:
Payable for securities purchased	$1,212,700
Payable for fund shares repurchased	623,634
Accrued distribution and service fees	39,627
Accrued management fee	33,237
Accrued expenses	103,366

Total liabilities		2,012,564

Net Assets		$61,749,253

Net assets consist of:
Accumulated paid-in-capital		$90,794,642
Accumulated net investment loss		(197,522)
Accumulated net realized loss on investments		(32,585,859)
Net unrealized appreciation of investments		3,737,992

Net Assets		$61,749,253

Net Asset Value Per Share:
Class A (and redemption price) (374,245 shares outstanding)		$7.72
Class C1 (6,114,031 shares outstanding)		$7.68
Institutional Class (and redemption price) (1,333,314 shares outstanding)		$8.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$8.19

[1]	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

52	Semi-Annual Report to Shareholders

Statement of Operations

Legg Mason U.S. Small-Capitalization Value Trust

For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$393,905
Interest	657
Less: Foreign taxes withheld	(70)

Total income		$394,492
Expenses:
Management fees (Note 3)	245,633
Distribution and service fees (Notes 3 and 5)	226,054
Audit and legal fees	26,587
Registration fees	23,700
Transfer agent and shareholder servicing expenses (Note 5)	19,620
Custodian fees	15,396
Directors’ fees and expenses	12,560
Shareholder reports expenses (Note 5)	3,345
Other expenses	20,618

	593,513
Less: Fees waivers and/or expense reimbursements (Notes 3 and 5)	(78,481)

Net expenses		515,032

Net Investment Loss		(120,540)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(5,592,322)
Change in unrealized appreciation/(depreciation) of investments	24,394,552

Net Realized and Unrealized Gain on Investments		18,802,230
Change in Net Assets Resulting From Operations		$18,681,690

See notes to financial statements.

Semi-Annual Report to Shareholders	53

Statement of Changes in Net Assets

Legg Mason U.S. Small-Capitalization Value Trust

	For the Six Months Ended September 30, 2009	For the Year Ended March 31, 2009
	(Unaudited)
Change in Net Assets:
Net investment income (loss)	$(120,540)	$60,939
Net realized loss	(5,592,322)	(26,990,950)
Change in unrealized appreciation/(depreciation)	24,394,552	(12,916,768)
Change in net assets resulting from operations	18,681,690	(39,846,779)
Distributions to shareholders from:
Net investment income:
Class C1	—	(196,623)
Institutional Class	—	(259,266)
Net realized gain on investments:
Class C1	—	(208,539)
Institutional Class	—	(28,656)
Change in net assets from fund share transactions:
Class A	(27,094)	2,283,526 [2]
Class C1	(5,742,274)	(31,522,776)
Institutional Class	(205,145)	(10,469,823)
Change in net assets	12,707,177	(80,248,936)
Net Assets:
Beginning of period	49,042,076	129,291,012
End of period	$61,749,253	$49,042,076
Accumulated net investment loss and overdistributed net investment income, respectively	$(197,522)	$(76,982)

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

54	Semi-Annual Report to Shareholders

Financial Highlights

Legg Mason U.S. Small-Capitalization Value Trust

For a share of each class of capital stock outstanding:

Class A :

	Six Months Ended September 30, 2009		Period Ended March 31, 2009A
	(Unaudited)
Net asset value, beginning of period	$5.52		$5.97
Investment operations:
Net investment incomeB	.00	C	.01
Net realized and unrealized gain/(loss)	2.20		(.46)
Total from investment operations	2.20		(.45)
Net asset value, end of period	$7.72		$5.52
Total returnD	39.85%		(7.54)%
Ratios to Average Net Assets:E
Total expensesF	1.63%		1.80%
Expenses net of waivers and/or expense reimbursements, if anyF	1.25%		1.25%
Expenses net of all reductionsF	1.25%		1.25%
Net investment income	.11%		.80%
Supplemental Data:
Portfolio turnover rate	30.5%		59.9%
Net assets, end of period (in thousands)	$2,887		$2,091

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E	Annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements, reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

Semi-Annual Report to Shareholders	55

For a share of each class of capital stock outstanding:

Class CA:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006	2005
	(Unaudited)
Net asset value, beginning of period	$5.51		$9.50		$13.73		$14.51		$14.43	$14.52
Investment operations:
Net investment income/(loss)	(.02	)B	(.01	)B	.01	B	(.02	)B	(.06)	(.05)
Net realized and unrealized gain/(loss)	2.19		(3.94)		(2.30)		.98		1.77	1.38
Total from investment operations	2.17		(3.95)		(2.29)		.96		1.71	1.33
Distributions from:
Net investment income	—		(.02)		—		—		—	—
Net realized gain on investments	—		(.02)		(1.94)		(1.74)		(1.63)	(1.42)
Total distributions	—		(.04)		(1.94)		(1.74)		(1.63)	(1.42)
Net asset value, end of period	$7.68		$5.51		$ 9.50		$13.73		$14.51	$14.43
Total returnC	39.38%		(41.75)%		(17.94)%		7.00%		12.63%	9.67%
Ratios to Average Net Assets:
Total expensesD	2.25	%E	2.30%		2.05%		2.04%		2.01%	2.00%
Expenses net of waivers and/or expense reimbursements, if anyD	2.00	%E	2.00%		2.00%		2.00%		2.00%	2.00%
Expenses net of all reductionsD	2.00	%E	2.00%		2.00%		2.00%		2.00%	2.00%
Net investment income (loss)	(.63	)%E	(.08)%		.10%		(.15)%		(.40)%	(.39)%
Supplemental Data:
Portfolio turnover rate	30.5%		59.9%		31.7%		28.9%		30.9%	46.7%
Net assets, end of period (in thousands)	$46,963		$38,306		$104,013		$207,926		$232,061	$242,719

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

56	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason U.S. Small-Capitalization Value Trust — Continued

For a share of each class of capital stock outstanding:

Institutional Class:

	Six Months Ended September 30, 2009		Years Ended March 31,
			2009		2008		2007		2006		2005
	(Unaudited)
Net asset value, beginning of period	$6.37		$11.05		$15.48		$15.99		$15.59		$15.39
Investment operations:
Net investment income	.01	A	.08	A	.16	A	.13	A	.00	B	.09
Net realized and unrealized gain/(loss)	2.54		(4.55)		(2.65)		1.10		2.03		1.53
Total from investment operations	2.55		(4.47)		(2.49)		1.23		2.03		1.62
Distributions from:
Net investment income	—		(.19)		—		—		—		—
Net realized gain on investments	—		(.02)		(1.94)		(1.74)		(1.63)		(1.42)
Total distributions	—		(.21)		(1.94)		(1.74)		(1.63)		(1.42)
Net asset value, end of period	$8.92		$ 6.37		$11.05		$15.48		$15.99		$15.59
Total returnC	40.03%		(41.24)%		(17.17)%		8.09%		13.81%		11.06%
Ratios to Average Net Assets:
Total expensesD	1.32	%E	1.29%		1.01%		1.00%		.98%		.93%
Expenses net of waivers and/or expense reimbursements, if anyD	1.00	%E	1.00%		1.00%		1.00%		.98%		.93%
Expenses net of all reductionsD	1.00	%E	1.00%		1.00%		1.00%		.98%		.93%
Net investment income	.37	%E	.88%		1.13%		.85%		.66%		.69%
Supplemental Data:
Portfolio turnover rate	30.5%		59.9%		31.7%		28.9%		30.9%		46.7%
Net assets, end of period (in thousands)	$11,899		$8,645		$25,278		$33,894		$35,997		$14,349

A	Computed using average daily shares outstanding.

B	Amount less than $.01 per share.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	Annualized.

See notes to financial statements.

Semi-Annual Report to Shareholders	57

Notes to Financial Statements

Legg Mason Investors Trust, Inc.

(Unaudited)

1.  Organization and Significant Accounting Policies:

Legg Mason Investors Trust, Inc. (“Corporation”), consisting of Legg Mason Capital Management American Leading Companies Trust (formerly known as Legg Mason American Leading Companies Trust) (“American Leading Companies”) and Legg Mason U.S. Small-Capitalization Value Trust (“U.S. Small-Cap”) (each a “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

Each Fund currently offers of three classes of shares: Class A, Class C and Class I (formerly known as Institutional Class) for American Leading Companies and Class A, Class C and Institutional Class for U.S. Small-Cap. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class A and Class C shares. Transfer agent and shareholder servicing expenses are charged separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through November 19, 2009, the issuance date of the financial statements.

Investment Valuation

The Funds' securities are valued under policies approved by and under the general oversight of the Board of Directors. The Funds have adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade.

58	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

American Leading Companies

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks and equity interests†	$242,362,347	—	—	$242,362,347
Short-term securities†	—	$177,191	—	177,191

Total investments	$242,362,347	$177,191	—	$242,539,538

†	See Portfolio of Investments for additional detailed categorizations.

Semi-Annual Report to Shareholders	59

U.S. Small-Cap

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks and equity interests†	$60,484,744	—	—	$60,484,744
Short-term securities†	—	$899,988	—	899,988

Total	$60,484,744	$899,988	—	$61,384,732

†	See Portfolio of Investments for additional detailed categorizations

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended September 30, 2009, security transactions (excluding short-term investments) were as follows:

	Purchases	Proceeds From Sales
American Leading Companies	$18,833,319	$39,546,520
U.S. Small-Cap	16,935,954	23,583,933

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities for each Fund.

Repurchase Agreements

When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

60	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Compensating Balance Credits

Each Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

American Leading Companies has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended September 30, 2009, the Fund did not receive any commission rebates.

Redemptions In-Kind

The Funds under certain conditions may redeem their shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the six months ended September 30, 2009, the Funds did not have any redemptions in-kind.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually for each Fund. Distributions from net realized capital gains, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within each Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Semi-Annual Report to Shareholders	61

Foreign Taxes

The Funds are subject to foreign income taxes imposed by certain countries in which each invests. Foreign income taxes are accrued by the Funds and withheld from dividend and interest income.

Market Price Risk

The prices of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by each Fund may involve large price swings and potential for loss.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against that Fund in the future and, therefore, cannot be estimated. However, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in either Fund’s financial statements.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in either Fund’s financial statements. Each Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

62	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

Capital loss carryforwards

As of March 31, 2009, the Funds had net capital loss carryforwards of the following:

Year of Expiration	American Leading Companies	U.S. Small-Cap
3/31/2017	$(36,469,435)	$(9,157,674)

3.  Transactions With Affiliates:

American Leading Companies has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets shown in the table below.

During the period, U.S. Small-Cap had a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provided U.S. Small-Cap with management and administrative services for which the Fund paid a fee, computed daily and payable monthly, at the annual rate of the Fund’s average daily net assets shown in the table below.

The following chart summarizes the management fees for each of the Funds:

Fund	Management Fee	Net Asset Breakpoint
American Leading Companies	0.70%	on net assets up to $1 billion
	0.68%	on net assets $1 billion – $2 billion
	0.65%	on net assets $2 billion – $5 billion
	0.62%	on net assets $5 billion – $10 billion
	0.59%	on net assets in excess of $10 billion
U.S. Small-Cap	0.85%	on net assets up to $100 million
	0.75%	on net assets $100 million – $1 billion
	0.65%	on net assets in excess of $1 billion

Semi-Annual Report to Shareholders	63

Each Fund’s manager has voluntarily agreed to waive its fees and/or reimburse expenses in any month to the extent a Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund’s average daily net assets. These voluntary waivers and/or expense reimbursements may be terminated or modified at any time. For the six months ended September 30, 2009, each Fund’s manager waived fees and/or reimbursed expenses in the amount of $88 for American Leading Companies and $78,481 for U.S. Small-Cap, respectively.

Each Fund’s manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of each Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of a Fund, in the Fund’s total operating expenses exceeding the expense cap.

The following chart summarizes the expense limitations for each of the Funds:

Fund	Class A Expense Limitation	Class C Expense Limitation	Class I Expense Limitation	Institutional Class Expense Limitation
American Leading Companies	1.20%	1.95%	0.95%	N/A
U.S. Small-Cap	1.25%	2.00%	N/A	1.00%

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to U.S. Small-Cap. Brandywine Global is responsible, subject to the general supervision of the Fund’s manager, for the actual investment activity of the Fund. The Fund’s manager pays Brandywine Global a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by the manager.

Legg Mason Investor Services, LLC (“LMIS”), serves as the Funds’ distributor.

During the period, LMFA served as administrator to American Leading Companies under an administrative services agreement with LMCM. For LMFA’s services to American Leading Companies, LMCM (not the Fund) paid LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.

As of September 30, 2009, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under all agreements regarding each Fund as described in the Funds’ prospectus.

LMCM, LMFA, LMPFA, Brandywine Global and LMIS are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.

For American Leading Companies Trust, there is a maximum initial sales charge of 5.75% for Class A shares. On February 1, 2009, Class C shares began to charge a

64	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

contingent deferred sales charge (“CDSC”) of 1.00% on shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

During the six months ended September 30, 2009, LMIS and its affiliates did not receive sales charges on sales of American Leading Companies’ Class A shares. In addition, for the six months ended September 30, 2009, CDSCs paid to LMIS and its affiliates were approximately $400 on American Leading Companies’ Class C shares.

For U.S. Small-Cap, there is a maximum initial sales charge of 5.75% for Class A shares. On February 1, 2009, Class C shares began to charge a CDSC of 1.00% on shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchase of $1,000,000 or more without an initial sales charge.

During the six months ended September 30, 2009, LMIS and its affiliates received sales charges of approximately $900 on sales of U.S. Small Cap’s Class A shares. In addition, for the six months ended September 30, 2009, there were no CDSCs paid to LMIS and its affiliates on U.S. Small Cap’s Class C shares.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred fees remain in the funds until distributed in accordance with the Plan.

4.  Derivative Instruments and Hedging Activities:

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2009, the Funds did not invest in any derivative instruments.

5.  Class Specific Expenses, Waivers and/or Reimbursements:

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Funds also pay a distribution fee with respect to their Class C shares calculated at the annual rate of 0.75% of the average daily net assets of their Class C shares. Distribution fees are accrued daily and paid monthly.

Semi-Annual Report to Shareholders	65

For the period ended September 30, 2009, class specific expenses were as follows:

American Leading Companies

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses[1]
Class A	$15,292	$3,981	$182
Class C	975,516	78,916	22,675
Class IA	—	7,278	1,475

Total	$990,808	$90,175	$24,332

U.S. Small-Cap

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses[1]
Class A	$3,143	$1,876	$412
Class C	222,911	11,266	2,504
Institutional Class	—	6,478	135

Total	$226,054	$19,620	$3,051

A	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[1]	For the period April 1, 2009 through September 10, 2009. Subsequent to September 10, 2009, these expenses were accrued as common fund expenses.

For the period ended September 30, 2009, class specific waivers and/or reimbursements were as follows:

	Class A	Class C	Class I	Institutional Class	Total
American Leading Companies	$46	—	$42	N/A	$88
U.S. Small-Cap	4,728	$56,799	N/A	$16,954	78,481

6.  Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds

66	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Investors Trust, Inc. — Continued

rate plus the federal funds rate margin. Neither Fund utilized the line of credit during the six months ended September 30, 2009.

7.  Fund Share Transactions:

At September 30, 2009, there were 100,000,000 shares authorized at $.001 par value for Class A of American Leading Companies and U.S. Small-Cap. At September 30, 2009, there were 250,000,000 and 50,000,000 shares authorized at $.001 par value for Class C of American Leading Companies and U.S. Small-Cap, respectively. At September 30, 2009, there were 250,000,000 shares authorized at $.001 par value for Class I of American Leading Companies and 50,000,000 shares authorized at $0.001 par value for Institutional Class of U.S. Small-Cap.

Share transactions are detailed below:

American Leading Companies

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	19,590	$250,691	1,201,487	A	$12,544,198	A
Shares repurchased	(92,378)	(1,110,076)	(150,672	)A	(1,469,770	)A

Net Increase (Decrease)	(72,788)	$(859,385)	1,050,815	A	$11,074,428	A

Class CB
Shares sold	265,946	$3,213,486	2,832,671		$39,612,249
Shares issued on reinvestment	—	—	251,573		3,257,702
Shares repurchased	(2,067,038)	(25,028,402)	(13,270,477)		(192,414,805)

Net Decrease	(1,801,092)	$(21,814,916)	(10,186,233)		$(149,544,854)

Class IC
Shares sold	101,741	$1,270,166	568,283		$9,715,962
Shares issued on reinvestment	—	—	49,581		783,332
Shares repurchased	(214,563)	(2,663,854)	(2,989,913)		(51,793,830)

Net Decrease	(112,822)	$(1,393,688)	(2,372,049)		$(41,294,536)

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

Semi-Annual Report to Shareholders	67

U.S. Small-Cap
	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Amount	Shares		Amount
Class A
Shares sold	26,346	$177,656	394,985	A	$2,361,502	A
Shares repurchased	(31,126)	(204,750)	(15,960	)A	(77,976	)A

Net Increase (Decrease)	(4,780)	$(27,094)	379,025	A	$2,283,526	A

Class CB
Shares sold	139,010	$927,728	751,097		$5,878,888
Shares issued on reinvestment	—	—	42,395		403,602
Shares repurchased	(973,558)	(6,670,002)	(4,797,830)		(37,805,266)

Net Decrease	(834,548)	$(5,742,274)	(4,004,338)		$(31,522,776)

Institutional Class
Shares sold	130,200	$1,032,666	420,558		$3,820,412
Shares issued on reinvestment	—	—	26,318		287,922
Shares repurchased	(153,415)	(1,237,811)	(1,378,142)		(14,578,157)

Net Decrease	(23,215)	$(205,145)	(931,266)		$(10,469,823)

8.  Other Shareholder Information:

At the May 2009 meeting, the Board of Directors approved changing Legg Mason Capital Management American Leading Companies Trust’s fiscal year end from March 31st to October 31st. This change will result in a “stub period” annual report being produced for the seven-month period ending October 31, 2009.

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

Fund Information

Investment Managers

For Legg Mason Capital Management American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For Legg Mason U.S. Small-Capitalization Value Trust:

Legg Mason Partners Fund Advisor, LLC

New York, NY

Investment Advisers

For Legg Mason Capital Management American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For Legg Mason U.S. Small-Capitalization Value Trust:

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Investors Trust, Inc.

LEGG MASON INVESTORS TRUST, INC.

Legg Mason Funds

55 Water Street

New York, New York 10041

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investors Trust, Inc. This report is not authorized for distribution to prospective investors in the Legg Mason Investor Trust, Inc. unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-013/S (11/09) SR09-948

NOT PART OF THE SEMI-ANNUAL REPORT

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn. Fund Assistant Secretary.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure that (1) the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and (2) that information required to be disclosed is properly communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding the required disclosures.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable for semiannual reports.

(a) (2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a) (3)	Not applicable.

(b)	Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investors Trust, Inc.

/S/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Investors Trust, Inc.

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Investors Trust, Inc.

Date: November 27, 2009

/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Investors Trust, Inc.

Date: November 27, 2009